As filed with the Securities and Exchange Commission on July 9, 1998
                                              Registration No. 333- ____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                                   ----------

                           ARTESYN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                                         59-1205269
-------------------------------                        -------------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)

                           7900 Glades Road, Suite 500
                            Boca Raton, Florida 33434
                            -------------------------
          (Address of principal executive offices, including zip code)

                          1990 PERFORMANCE EQUITY PLAN
                          ----------------------------
                            (Full title of the plan)

                               Joseph M. O'Donnell
                                    President
                           Artesyn Technologies, Inc.
                           7900 Glades Road, Suite 500
                            Boca Raton, Florida 33434
                                 (561) 451-1000
                   ------------------------------------------
                      (Name, address and telephone number,
                   including area code, of agent for service)

                        Copies of all communications to:

                           STEPHEN A. OLLENDORFF, ESQ.
                           Hertzog, Calamari & Gleason
                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 481-9500

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                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                   Proposed       Proposed
Title of                           maximum        maximum
Securities        Amount           offering       aggregate         Amount of
to be             to be            price per      offering         registration
registered      registered         share(1)       price(2)             fee
--------------------------------------------------------------------------------
Common
Stock,
$.01 par
value           1,500,000
per share         shares            $15.47       $23,205,000         $6,845(3)
--------------------------------------------------------------------------------

     (1) Based on the average of the high and low sale prices of the Common Stock of the Registrant, as reported on The Nasdaq National Stock Market, on July 1, 1998, in accordance with Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act").

     (2) This amount is the assumed aggregate option price of the shares of Common Stock being registered hereunder, based upon the market price of the Common Stock of the Registrant on July 1, 1998, in accordance with Rule 457 (c) and (h) under the Securities Act.

     (3) Pursuant to Rule 429(b) of the Securities Act, $3,540 of the registration fee otherwise payable pursuant to this Registration Statement has been previously paid in connection with the Registrant's Registration Statement on Form S-4 File No. 333-36375, initially filed with the Securities and Exchange Commission (the "Commission") on September 25, 1997 and is being carried over to this Registration Statement.

     In accordance with the provisions of Rule 462 promulgated under the Securities Act, this Registration Statement will become effective upon filing with the Commission.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Registration Statement covers additional securities of the same class (i.e., Common Stock) as the securities for which a Registration Statement filed August 29, 1991 on Form S-8 (File No. 33-42516) and a Registration Statement filed July 19, 1996 on Form S-8 (File No. 333-08475), each relating to the 1990 Performance Equity Plan, is already effective under the Securities Act.

ITEM 3.  Incorporation of Documents by Reference.
-------  ----------------------------------------

     The Registrant hereby incorporates by reference in this Registration Statement the contents of the Registration Statement on Form S-8, Commission File number 33-42516 and 333-08475, dated August 29, 1991 and July 19, 1996, respectively, and all other documents and reports filed by the Registrant since such dates with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934.


ITEM 8.  Exhibits.
-------  ---------

Exhibit No.        Description
-----------        -----------

 4.1               1990 Performance Equity Plan, as amended

 5.1 Opinion of Bert Sager, special counsel to the Registrant, with respect to the legality of the securities being registered hereunder

23.1 Consent of Arthur Andersen LLP, independent certified public accountants for the Registrant

23.2 Consent of Bert Sager, special counsel to the Registrant (included in the opinion filed as Exhibit 5.1 hereto)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Boca Raton, State of Florida, on this 9th day of July, 1998.

                                       ARTESYN TECHNOLOGIES, INC.
                                       (Registrant)


                                       By:  Joseph M. O'Donnell
                                            ------------------------------
                                            Joseph M. O'Donnell, President
                                            and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                 Title                       Date
---------                                 -----                       ----

Joseph M. O'Donnell
-------------------------------   President and Chief Executive  July 9, 1998
Joseph M. O'Donnell               Officer (Principal Executive
                                  Officer)


Richard J. Thompson
-------------------------------   Vice President, Finance and    July 9, 1998
Richard J. Thompson               Chief Financial Officer,
                                  Secretary and Treasurer
                                  (Principal Financial and
                                  Accounting Officer)

Edward S. Croft, III
-------------------------------   Director                       July 9, 1998
Edward S. Croft, III


Fred C. Lee
-------------------------------   Director                       July 9, 1998
Fred C. Lee


Lawrence J. Matthews
------------------------------    Director                       July 9, 1998
Lawrence J. Matthews

Signature                                 Title                       Date
---------                                 -----                       ----


Stephen A. Ollendorff
-------------------------------   Director                       July 9, 1998
Stephen A. Ollendorff


-------------------------------   Director                       July 9, 1998
Phillip A. O'Reilly


Bert Sager
-------------------------------   Director                       July 9, 1998
Bert Sager


A. Eugene Sapp
-------------------------------   Director                       July 9, 1998
A. Eugene Sapp


Ronald D. Schmidt
-------------------------------   Director                       July 9, 1998
Ronald D. Schmidt


Lewis Solomon
-------------------------------   Director                       July 9, 1998
Lewis Solomon


John M. Steel
-------------------------------   Director                       July 9, 1998
John M. Steel

                                  Exhibit Index



Exhibit No.           Description                               Page
-----------           -----------                               ----

 4.1           1990 Performance Equity Plan,                       7
               Restated

 5.1           Opinion of Bert Sager,  special  counsel to
               the   Registrant,   with   respect  to  the
               legality of the securities being registered
               hereunder                                          26

 23.1          Consent  of  Arthur   Andersen   LLP,
               independent  certified  public  accountants
               for the Registrant                                 28

23.2           Consent of Bert Sager,  special  counsel to
               the  Registrant  (included  in the  opinion
               filed as Exhibit 5.1 hereto)                       26